UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4077

Name of Fund:  Merrill Lynch U.S. Government Mortgage Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S. Government Mortgage Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 08/31/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
U.S. Government
Mortgage Fund


Annual Report
August 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch U.S. Government Mortgage Fund
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. With that bit of good news, fixed income investments, which had become the asset class of choice during the long equity market decline, were left to perform on a new playing field.

The Federal Reserve Board continued its accommodative monetary policy into June 2003, when it brought the Federal Funds rate down to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board moves and economic revitalization. As of August 31, 2003, the 10-year Treasury bond was yielding 4.47%. This compared to a yield of 3.69% six months earlier and 4.14% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



We are pleased to present to you the management team of Merrill Lynch U.S. Government Mortgage Fund


Senior Portfolio Manager Frank Viola joined Merrill Lynch Investment Managers in 1997 and heads the Merrill Lynch U.S. Government Mortgage Fund team. Mr. Viola received a bachelor's degree from The Pennsylvania State University and is a CFA R charterholder. He is also an associate of the Society of Actuaries and a member of the American Academy of Actuaries. In addition to Mr. Viola, the investment team includes Co-Portfolio Manager Teresa Giacino, Jeffrey Hewson, Ted Magnani and Tom Musmanno. Ms. Giacino earned a bachelor's degree from Rider University. Mr. Hewson received a bachelor's degree and an MBA from Rutgers University. Mr. Magnani has a bachelor's degree from Rutgers University. Mr. Musmanno received a bachelor's degree from Siena College and an MBA from St. John's University. He is a CFA charterholder and a member of the Association for Investment Management and Research and the New York Society of Security Analysts. The team has a combined 81 years of investment experience.


Frank Viola
Senior Portfolio Manager



Table of Contents

A Letter From the President                                2
A Discussion With Your Fund's Portfolio Managers           4
Performance Data                                           6
Schedule of Investments                                   10
Financial Information                                     14
Financial Highlights                                      17
Notes to Financial Statements                             22
Independent Auditors' Report                              28
Officers and Trustees                                     29



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



A Discussion With Your Fund's Portfolio Managers


The year was marked by extreme volatility in long-term interest rates, and we ended the period overweight in mortgage-backed securities and with a conservative duration in line with that of the Fund's benchmark.


Discuss the economic conditions that existed during the period.

Economic news was mixed during the period. Late in 2002 and into 2003, U.S. economic activity slowed as the conflict in Iraq brought consumer and business spending to a standstill. Gross domestic product (GDP) for the first quarter of 2003 grew at only 1.4%, the same rate of growth as the disappointing fourth quarter of 2002. On the positive side, low mortgage rates supported the strength in the housing market and mortgage refinancing provided consumers with some financial flexibility.

As the geopolitical concerns subsided, economic growth began to show improvement, with 3.3% growth registered in the second quarter of 2003. By the end of August 2003, it was evident that the U.S. economy was growing still faster. Even if further defense spending increases do not match up to second-quarter levels, we believe consumer spending and business investment expenditure should continue to drive the economy to above 4% growth in the second half of 2003.

Despite the generally favorable growth trend, weak labor markets and a more recent decline in mortgage-refinancing activity shed doubt over the sustainability of the economic expansion. Nevertheless, we believe the longer-term prospects for the economy seem bright.

Throughout the period, the Federal Reserve Board maintained its accommodative monetary policy, most recently dropping the Federal Funds rate to 1% at its June meeting. We expect short-term interest rates to remain at this level for some time as the Federal Reserve Board maintains its focus on achieving sustainable economic growth.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12 months ended August 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +1.93%, +1.40%, +1.35% and +2.08%, respectively. This compared to the +2.49% return of the Fund's unmanaged benchmark, the Citigroup Mortgage Index, for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.)

The slightly longer average duration of the portfolio's mortgage-backed securities (MBS) contributed to the relative underperformance during the period. The Fund's overall exposure to the mortgage market rose as we purchased MBS forward by financing existing positions. That is, we agreed to purchase MBS for a predetermined price at a future time rather than sell some of our holdings to fund these purchases. We sought to reduce the risk associated with this strategy by short-selling U.S. Treasury futures. This was based on our belief that MBS returns would exceed those of Treasury issues. In fact, Fund performance did benefit from an extended rally in mortgage securities during much of the year. However, this strategy detracted from performance in July 2003, when MBS dramatically underperformed Treasury notes. The MBS market recouped some of its losses in August when it outperformed Treasury issues by 28 basis points (.28%).

The past year was characterized by considerable interest rate volatility. The yield on the ten-year Treasury note, a benchmark for MBS, reached its historical low in June. At the same time, however, we saw historically high levels of mortgage-refinancing activity. As a result, the prepayments of higher-rate mortgages prevented MBS prices from rising significantly, and MBS returns were eroded. Additionally, the record-high values and refinancing activity shortened the duration of MBS. At one point during the 12-month period, the duration of the Citigroup Mortgage Index was under one year.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Late in the period, as long-term interest rates increased dramatically and the yield on the ten-year Treasury note rose nearly 150 basis points from its June low, the risk in the MBS market shifted from prepayment risk to duration-extension risk. When interest rates rise considerably, refinancing opportunity diminishes, thereby extending the duration of MBS. At its peak during the 12-month period, the duration of the Citigroup Mortgage Index was 4.7 years.


What changes were made to the portfolio during the period?

We increased the Fund's exposure to MBS, as this sector provided a significant yield advantage over U.S. Treasury issues with comparable durations. We purchased these securities forward by financing existing positions. We were able to finance much of the portfolio's collateral position at rates that were lower than the effective yields of the securities. The steep Treasury yield curve and the demand for collateralized mortgage obligation issues helped to sustain the strong demand for MBS collateral.

Also during the period, we reduced the Fund's exposure to U.S. Treasury securities and agency debt. In addition, as swap spreads (the difference in yields between fixed- and variable-rate securities that are traded among borrowers and lenders) reached historical lows, we reduced the Fund's position in multi-family mortgage pools, as their valuations reached rich levels.


How would you characterize the Fund's position at the close of the period?

At the end of August, the Fund remained overweight in MBS and was positioned with a near-benchmark duration. While we believe some interest rate volatility will continue in the near future, we also believe that, barring a major geopolitical event, the ten-year Treasury note will trade within a 4.10% - 4.75% yield range. In our opinion, the yield spread between MBS and Treasury issues should tighten as this new range is established and interest rate volatility stabilizes. This should allow MBS to outperform its Treasury counterparts on a duration-adjusted basis.


Frank Viola
Vice President and Portfolio Manager


Teresa L. Giacino
Vice President and Portfolio Manager


September 9, 2003



Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                                                   Ten-Year/
                                                    6-Month        12-Month     Since Inception    Standardized
As of August 31, 2003                             Total Return   Total Return     Total Return     30-Day Yield
ML U.S. Government Mortgage Fund Class A Shares*      -0.94%         +1.93%          +74.09%            0.88%
ML U.S. Government Mortgage Fund Class B Shares*      -1.19          +1.40           +65.32             0.40
ML U.S. Government Mortgage Fund Class C Shares*      -1.22          +1.35           +71.92             0.35
ML U.S. Government Mortgage Fund Class I Shares*      -0.81          +2.08           +84.78             1.12
ML U.S. Government Mortgage Fund Class R Shares*      -0.81            --            + 0.44             0.67
Citigroup Mortgage Index**                            -0.56          +2.49    +91.91/+93.67/+0.57        --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten-year/inception periods are ten years for Class A & Class
B Shares, from 10/21/94 for Class C & Class I Shares, and from
1/03/03 for Class R Shares.

**This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Ten year/since inception total returns are for ten years, from 10/31/94 and from 1/03/03, respectively.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML U.S. Government Mortgage Fund++ Class A and Class B Shares* compared to a similar investment in Citigroup Mortgage Index++++.
Values illustrated are as follows:


ML U.S. Government Mortgage Fund++
Class A Shares*

Date                              Value

August 1993                     $ 9,600.00
August 1994                     $ 9,402.00
August 1995                     $10,293.00
August 1996                     $10,729.00
August 1997                     $11,727.00
August 1998                     $12,648.00
August 1999                     $12,772.00
August 2000                     $13,676.00
August 2001                     $15,240.00
August 2002                     $16,394.00
August 2003                     $16,712.00


ML U.S. Government Mortgage Fund++
Class B Shares*

Date                              Value

August 1993                     $10,000.00
August 1994                     $ 9,745.00
August 1995                     $10,591.00
August 1996                     $11,005.00
August 1997                     $11,965.00
August 1998                     $12,839.00
August 1999                     $12,898.00
August 2000                     $13,740.00
August 2001                     $15,232.00
August 2002                     $16,301.00
August 2003                     $16,532.00


Citigroup Mortgage Index++++

Date                              Value

August 1993                     $10,000.00
August 1994                     $10,046.00
August 1995                     $11,147.00
August 1996                     $11,708.00
August 1997                     $12,924.00
August 1998                     $14,031.00
August 1999                     $14,297.00
August 2000                     $15,458.00
August 2001                     $17,293.00
August 2002                     $18,725.00
August 2003                     $19,191.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++The Fund invests primarily in U.S. government and U.S. government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities. U.S. government agency securities include debt securities issued or guaranteed or to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States.

++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.

Past performance is not predictive of future performance.



Average Annual Total Return


                                   % Return Without  % Return With
                                     Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 8/31/03                   +1.93%           -2.15%
Five Years Ended 8/31/03                 +5.73            +4.87
Ten Years Ended 8/31/03                  +5.70            +5.27

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



                                       % Return         % Return
                                     Without CDSC     With CDSC**
Class B Shares*

One Year Ended 8/31/03                   +1.40%           -2.55%
Five Years Ended 8/31/03                 +5.19            +4.86
Ten Years 8/31/03                        +5.16            +5.16

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML U.S. Government Mortgage Fund++ Class C and Class I Shares* compared to a similar investment in Citigroup Mortgage Index++++.
Values illustrated are as follows:


ML U.S. Government Mortgage Fund++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
August 1995                     $11,057.00
August 1996                     $11,483.00
August 1997                     $12,479.00
August 1998                     $13,384.00
August 1999                     $13,439.00
August 2000                     $14,309.00
August 2001                     $15,856.00
August 2002                     $16,960.00
August 2003                     $17,192.00


ML U.S. Government Mortgage Fund++
Class I Shares*

Date                              Value

10/21/1994**                    $ 9,600.00
August 1995                     $10,709.00
August 1996                     $11,192.00
August 1997                     $12,275.00
August 1998                     $13,272.00
August 1999                     $13,436.00
August 2000                     $14,408.00
August 2001                     $16,095.00
August 2002                     $17,374.00
August 2003                     $17,739.00


Citigroup Mortgage Index++++

Date                              Value

10/21/1994**                    $10,000.00
August 1995                     $11,249.00
August 1996                     $11,816.00
August 1997                     $13,042.00
August 1998                     $14,159.00
August 1999                     $14,428.00
August 2000                     $15,600.00
August 2001                     $17,451.00
August 2002                     $18,896.00
August 2003                     $19,367.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests primarily in U.S. government and government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities. U.S. government agency securities include debt securities issued or guaranteed or to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States.

++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. The starting date for the Index is from 10/31/94.

Past performance is not predictive of future performance.



Average Annual Total Return


                                      % Return          % Return
                                     Without CDSC     With CDSC**
Class C Shares*

One Year Ended 8/31/03                   +1.35%           +0.36%
Five Years Ended 8/31/03                 +5.14            +5.14
Inception (10/21/94)
through 8/31/03                          +6.31            +6.31

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without  % Return With
                                     Sales Charge    Sales Charge**
Class I Shares*

One Year Ended 8/31/03                   +2.08%           -2.00%
Five Years Ended 8/31/03                 +5.97            +5.11
Inception (10/21/94)
through 8/31/03                          +7.18            +6.68

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003


Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML U.S. Government Mortgage Fund++ Class R Shares* compared to a similar investment in Citigroup Mortgage Index++++. Values illustrated are as follows:


ML U.S. Government Mortgage Fund++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $10,044.00


Citigroup Mortgage Index++++

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $10,057.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests primarily in U.S. government and government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities. U.S. government agency securities include debt securities issued or guaranteed or to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States.

++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.

Past performance is not predictive of future performance.



Aggregate Total Return

                                                    % Return Without
                                                      Sales Charge
Class R Shares

Inception (1/03/03) through 8/31/03                       +0.44%



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Schedule of Investments
                                                        Face         Interest         Original Maturity
Issue                                                  Amount          Rate                Date(s)                 Value
Non-U.S. Government Agency Mortgage-Backed Obligations*--1.2%

Countrywide Home Loans, Inc.         02-18-A10     $  7,225,548         5.50 %            11/25/2032        $     7,282,789
                                     02-32-1A1        6,819,017         6.00              11/25/2032              6,910,626

Deutsche Mortgage Securities, Inc.   03-01-1A1       12,315,932         4.50              4/25/2033              12,429,322

Total Non-U.S. Government  Agency Obligations (Cost--$26,665,354)                                                26,622,737


U.S. Government Agency Obligations--1.6%

Fannie Mae                                           10,000,000         4.25              7/15/2007              10,318,440

Freddie Mac Participation Certificates               25,000,000         5.75              4/29/2009              25,636,250

Total U.S. Government  Agency Obligations (Cost--$35,962,493)                                                    35,954,690


U.S. Government Agency Mortgage-Backed Obligations*--104.9%

Fannie Mae                                           25,000,000         4.50               TBA(11)               24,554,700
                                                     18,460,810         5.00               TBA(11)               18,524,278
                                                     39,518,137         6.50        12/01/2008 - 2/01/2014       41,620,764
                                                    104,467,651         6.50        4/01/2026 - 12/01/2032      108,161,346
                                                      4,562,229         7.00       11/01/2013 - 11/01/2014        4,850,851
                                                         31,370         7.00              8/01/2029                  33,092
                                                     24,655,008         7.50        7/01/2016 - 12/01/2032       26,218,210
                                                        135,840         8.00        9/01/2024 - 9/01/2027           146,798
                                                        145,449         8.50        5/01/2010 - 8/01/2012           158,972
                                                      3,395,100         8.50(3)           7/15/2023               3,699,715
                                                      2,445,855         9.50              3/01/2020               2,614,008
                                                        826,155        11.00        10/01/2011 - 8/01/2020          924,460
                                                        386,281        13.00        8/01/2013 - 3/01/2015           445,821

Fannie Mae                           #0385872         5,392,605         4.28(7)           2/01/2010               5,321,292
Mortgage-Backed Securities--         #0629304           971,016         5.50(9)           3/01/2032                 967,608
Multi-Family++                       #0160465        31,836,907         6.16(8)           8/01/2013              34,434,722
                                     #0073943         1,292,454         7.18(4)           2/01/2019               1,374,605
                                     #0375052         4,471,219         7.50(9)           3/01/2027               4,867,294
                                     #0160024           697,398         7.625(10)         11/01/2003                699,432

Fannie Mae                           94-M1-IO        12,336,371         0.87(1)           10/25/2003                 15,420
Mortgage-Backed Securities--         98-M1-IO2       82,399,940         1.0664(1)         2/25/2013               3,077,786
REMICs**--Multi-Family++             02-M2-N        173,087,334         1.6793(1)         8/25/2012              17,350,967
                                     97-M8-A2        19,135,000         7.16              1/25/2022              20,956,694
                                     96-M3-A2         5,004,474         7.41              3/25/2021               5,100,858

Fannie Mae REMICS**                  03-41-YF        25,000,000         1.41              6/25/2028              25,160,310
                                     03-23-AB        17,639,408         4.00              3/25/2017              17,365,512
                                     94-56-TB         2,268,633         6.50(1)           7/25/2022                  28,664
                                     Trust 273          802,750         7.00(1)           7/01/2026                 136,987
                                     96-W1-AL         3,704,079         7.25              3/25/2026               3,846,795

Freddie Mac                                                 406        10.00              7/01/2019                     451
Participation Certificates                            2,401,968        10.50        1/01/2010 - 9/01/2020         2,678,877
                                                        481,588        11.00        8/01/2010 - 9/01/2020           539,713
                                                        607,511        11.50        12/01/2011 - 6/01/2020          685,586
                                                        344,036        12.00        5/01/2010 - 6/01/2020           389,358
                                                        474,217        12.50        11/01/2014 - 7/01/2019          535,337
                                                        898,785        13.00        11/01/2009 - 2/01/2016        1,028,051



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Schedule of Investments (continued)
                                                        Face         Interest         Original Maturity
Issue                                                  Amount          Rate                Date(s)                 Value
U.S. Government Agency Mortgage-Backed Obligations (concluded)

Freddie Mac                                       $   8,000,795         4.50 %      6/01/2018 - 9/01/2018   $     7,860,378
Participation Certificates--                         55,000,000         4.50        8/01/2033 - 9/15/2033        51,210,891
Gold Program                                        123,254,606         5.00        5/01/2018 - 9/15/2018       123,678,354
                                                    167,000,098         5.00        5/01/2033 - 9/15/2033       161,429,534
                                                     68,975,756         5.50        3/01/2013 - 12/01/2017       70,461,938
                                                    521,000,000         5.50        8/01/2033 - 9/15/2033       518,594,692
                                                     79,185,766         6.00        4/01/2009 - 10/01/2017       81,910,952
                                                    279,539,847         6.00        3/01/2029 - 9/15/2033       284,048,654
                                                    202,449,603         6.50       10/01/2028 - 10/15/2033      209,437,266
                                                     10,867,258         7.00        8/01/2011 - 6/01/2016        11,515,883
                                                    121,667,636         7.00        7/01/2028 - 7/01/2032       128,157,196
                                                      2,858,366         7.50        5/01/2009 - 10/01/2011        3,044,139
                                                     67,645,540         7.50        8/01/2017 - 12/01/2032       72,051,755
                                                      3,280,130         8.00        1/01/2008 - 7/01/2012         3,530,939
                                                      9,198,169         8.00        10/01/2027 - 8/01/2032        9,845,017
                                                        770,071         8.50        1/01/2025 - 7/01/2025           835,338
                                                        462,761        10.50       10/01/2020 - 12/01/2020          520,102

Freddie Mac REMICS**                 Trust 134          201,006         9.00(1)           4/01/2022                   9,680
                                     Trust 1220       1,106,072        10.00              2/15/2022               1,111,130

Government National Mortgage Association                696,033         5.50        3/15/2029 - 4/15/2029           697,970
                                                      5,557,493         6.00        5/15/2024 - 11/15/2031        5,679,382
                                                     57,966,599         6.50        10/15/2023 - 3/15/2032       60,337,048
                                                     59,747,410         7.00        4/15/2023 - 4/15/2032        63,186,766
                                                     19,970,846         7.50        2/15/2025 - 12/15/2031       21,276,110
                                                      9,964,191         8.00        1/15/2024 - 8/15/2026        10,761,929
                                                      6,541,932        10.00       12/15/2015 - 12/15/2021        7,309,913
                                                         31,743        10.50        1/15/2016 - 4/15/2021            35,672
                                                             69        11.00              1/15/2016                      79
                                                            964        11.50              8/15/2013                   1,095

Government National Mortgage         2002-81B        10,000,000         5.042             1/16/2029               9,755,366
Association REMICS**

Total U.S. Government Agency Mortgage-Backed Obligations (Cost--$2,302,648,107)                               2,296,810,502


Short-Term Securities--35.5%

U.S. Government Agency               Fannie Mae     575,000,000         1.01            9/15/2003 (d)           574,786,854
Obligations***                                      160,000,000         1.03              9/18/2003             159,926,756
                                                                                                            ---------------
                                                                                                                734,713,610


                                                Beneficial Interest/
                                                    Shares Held
Merrill Lynch Liquidity Series, LLC Money
Market Series (a)(b)                               $  5,082,000                                                   5,082,000
Merrill Lynch Premier Institutional
Fund (a)(b)                                           3,388,000                                                   3,388,000
                                                                                                            ---------------
                                                                                                                  8,470,000



                                 Face
                               Amount    Issue
Repurchase Agreements     $34,500,000    Morgan Stanley & Co., Inc. purchased on 8/29/2003 to
                                         yield 1% to 9/02/2003, repurchase price $34,503,833
                                         collateralized by FGCI and FNMA, 4.417% to 7.00% due
                                         10/01/2013 to 5/01/2033                                                 34,500,000

Total Short-Term Securites (Cost--$777,683,610)                                                                 777,683,610



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Schedule of Investments (continued)
                 Number of Contracts/                                              Strike      Notification
                      Notional Amount                Issue                         Price           Date            Value
Options Purchased--0.1%

Call Options                    4,740    Government National Mortgage Association,
Purchased                                30-Year, 5.75% Adjustable Rate Mortgage,
                                         Broker Lehman Brothers (5)(6)              100      9/20/2011(5)   $         3,792

                          $33,600,000    Swaption, expiring 8/27/2013, Broker,
                                         Lehman Brothers (2)                                                      1,471,210
                                                                                                            ---------------
                                                                                                                  1,475,002

Put Options               $33,600,000    Swaption, expiring 8/27/2013, Broker,
Purchased                                Lehman Brothers (2)                                                      1,644,586

Total Options Purchased (Cost--$3,024,000)                                                                        3,119,588

Total Investments (Cost--$3,145,983,564)--143.3%                                                              3,140,191,127


Options Written--(0.2%)

Call Options              $12,500,000    Swaption, expiring 9/08/2003, Broker,
Written                                  Morgan Stanley (2)                                                         (7,900)
                          $50,000,000    Swaption, expiring 8/30/2005, Broker,
                                         Lehman Brothers (2)                                                    (2,818,250)
                                                                                                            ---------------
                                                                                                                (2,826,150)

Put Options                     4,740    Government National Mortgage Association,
Written                                  30-Year, 5.75% Adjustable Rate Mortgage,
                                         Broker, Lehman Brothers (5)(6)             100      9/20/2011(5)           (4,740)
                          $12,500,000    Swaption, expiring 9/08/2003, Broker,
                                         Morgan Stanley (2)                                                        (27,138)
                          $50,000,000    Swaption, expiring 8/30/2005, Broker,
                                         Lehman Brothers (2)                                                    (2,563,800)
                                                                                                            ---------------
                                                                                                                (2,595,678)

Total Options Written (Premiums Received--$5,487,400)                                                           (5,421,828)

Total Investments, Net of Options Written (Cost--$3,140,496,164)--143.1%                                      3,134,769,299
Variation Margin on Financial Futures Contracts (c)--0.1%                                                           610,313
Liabilities in Excess of Other Assets (e)--(43.2%)                                                            (945,377,533)
                                                                                                            ---------------
Net Assets--100.0%                                                                                          $ 2,190,002,079
                                                                                                            ===============


(1)Represents the interest only portion of a mortgage-backed obligation.

(2)This European style swaption, which can be exercised only to the expiration date, represents a standby commitment whereby the Fund is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

(3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.

(4)Represents a balloon mortgage that amortizes on a 22-year schedule and has a 22-year original maturity.

(5)Represents European style options which can be exercised only on the notification date. These options, when combined, represent a standby purchase commitment whereby the Fund is obligated to purchase the outstanding principal amount of specific Government National Mortgage Association, 30-year, 5.75% Adjustable Rate Mortgage pools as of September 20, 2011. For this commitment, the Fund receives a net .12% per annum based on the nominal value covered by the options.

(6)Adjustable Rate Security. The interest rate resets annually at the one-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.

(7)Represents balloon mortgages that amortize on a 30-year schedule and has a 7-year original maturity.

(8)Represents a mortgage that amortizes on a 15-year schedule and has a 15-year original maturity.

(9)Represents a balloon mortgage that amortizes on a 30-year schedule and has a 30-year original maturity.

(10)Represents a mortgage that amortizes on a 10-year schedule and has a 10-year original maturity.

(11)Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.

*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

**Real Estate Mortgage Investment Conduits (REMIC).

***U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Schedule of Investments (concluded)


(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                           Dividend/
                                                Net         Interest
Affiliate                                     Activity       Income

Merrill Lynch Liquidity Series, LLC
   Money Market Series                       $5,082,000      $9,396
Merrill Lynch Premier Institutional Fund      3,388,000      $7,384


(b)Security was purchased with the cash proceeds from securities loans.

(c)Financial futures contracts sold as of August 31, 2003 were as follows:


Number of                   Expiration        Face      Unrealized
Contracts      Issue           Date          Value        Gains

  3,140    U.S. Treasury    September
           5-Year Notes        2003       $358,795,745   $8,734,807
    900    U.S. Treasury    September
           10-Year Notes       2003        100,836,469      458,344
                                                         ----------
Total Unrealized Gains--Net                              $9,193,151
                                                         ==========


(d)All or a portion of security held as collateral in connection with open financial futures contracts.

(e)Swaps entered into as of August 31, 2003 were as follows:


                                           Notional      Unrealized
                                            Amount     Appreciation
Receive a price return equal to
JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .25%
Broker, JP Morgan Chase Bank
Expires January 2004                      $ 30,000,000           --

Receive a price return equal to
JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .30%
Broker, JP Morgan Chase Bank
Expires April 2004                        $ 50,000,000           --

Receive a price return equal to
JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .30%
Broker, JP Morgan Chase Bank
Expires November 2003                     $ 72,000,000           --

Receive a price return equal to
JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .25%
Broker, JP Morgan Chase Bank
Expires January 2004                      $ 50,000,000           --


See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Statement of Assets and Liabilities
As of August 31, 2003
Assets

               Investments, at value (including securities loaned of $8,254,720)
               (identified cost--$3,142,959,564)                                                            $ 3,137,071,539
               Options purchased, at value (cost--$3,024,000)                                                     3,119,588
               Cash                                                                                                  21,654
               Receivables:
                 Securities sold                                                          $    19,533,118
                 Interest                                                                      10,116,587
                 Beneficial interest sold                                                       2,221,361
                 Swap settlements                                                               1,638,826
                 Variation margin                                                                 610,313
                 Principal paydowns                                                               407,628        34,527,833
                                                                                          ---------------
               Prepaid registration fees and other assets                                                           312,410
                                                                                                            ---------------
               Total assets                                                                                   3,175,053,024
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                          8,470,000
               Options purchased, at value (premiums received--$5,487,400)                                        5,421,828
               Payables:
                 Securities purchased                                                         961,193,932
                 Beneficial interest redeemed                                                   4,645,415
                 Dividends to shareholders                                                      2,174,625
                 Distributor                                                                      880,399
                 Investment adviser                                                               802,366
                 Other affiliates                                                                 686,221       970,382,958
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               776,159
                                                                                                            ---------------
               Total liabilities                                                                                985,050,945
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 2,190,002,079
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                         $     8,445,911
               Class B Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                               5,838,398
               Class C Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                               4,092,593
               Class I Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                               3,240,968
               Class R Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                                     760
               Paid-in capital in excess of par                                                               2,204,348,584

               Accumulated distributions in excess of investment income--net              $   (1,170,818)
               Accumulated realized capital losses on investments--net                       (38,260,602)
               Unrealized appreciation on investments--net                                      3,466,285
                                                                                          ---------------
               Total accumulated losses--net                                                                   (35,965,135)
                                                                                                            ---------------
               Net assets                                                                                   $ 2,190,002,079
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $855,543,136 and 84,459,108 shares of
               beneficial interest outstanding                                                              $         10.13
                                                                                                            ===============
               Class B--Based on net assets of $591,434,966 and 58,383,975 shares of
               beneficial interest outstanding                                                              $         10.13
                                                                                                            ===============
               Class C--Based on net assets of $414,538,693 and 40,925,926 shares of
               beneficial interest outstanding                                                              $         10.13
                                                                                                            ===============
               Class I--Based on net assets of $328,408,352 and 32,409,681 shares of
               beneficial interest outstanding                                                              $         10.13
                                                                                                            ===============
               Class R--Based on net assets of $76,932 and 7,601 shares of beneficial
               interest outstanding                                                                         $         10.12
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Statement of Operations
For the Year Ended August 31, 2003
Investment Income

               Interest                                                                                     $    93,477,288
               Securities lending--net                                                                               16,780
                                                                                                            ---------------
               Total income                                                                                      93,494,068
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $    10,501,962
               Account maintenance and distribution fees--Class B                               4,898,928
               Account maintenance and distribution fees--Class C                               3,616,519
               Account maintenance fees--Class A                                                2,170,935
               Transfer agent fees--Class A                                                     1,557,878
               Transfer agent fees--Class B                                                     1,288,255
               Transfer agent fees--Class C                                                       901,288
               Transfer agent fees--Class I                                                       610,601
               Accounting services                                                                582,191
               Custodian fees                                                                     258,557
               Professional fees                                                                  161,347
               Registration fees                                                                  125,041
               Printing and shareholder reports                                                   112,447
               Trustees' fees and expenses                                                         93,336
               Pricing fees                                                                        71,527
               Account maintenance and distribution fees--Class R                                      37
               Transfer agent fees--Class R                                                            15
               Other                                                                               87,890
                                                                                          ---------------
               Total expenses                                                                                    27,038,754
                                                                                                            ---------------
               Investment income--net                                                                            66,455,314
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain on investments--net                                                                  8,431,538
               Change in unrealized appreciation on investments--net                                           (36,750,188)
                                                                                                            ---------------
               Total realized and unrealized loss on investments--net                                          (28,318,650)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    38,136,664
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Statements of Changes in Net Assets
                                                                                                   For the Year Ended
                                                                                                       August 31,
Increase (Decrease) in Net Assets:                                                               2003               2002
Operations

               Investment income--net                                                     $    66,455,314   $    70,870,370
               Realized gain on investments--net                                                8,431,538        44,845,955
               Change in unrealized appreciation on investments--net                         (36,750,188)        10,796,050
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            38,136,664       126,512,375
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                 Class A                                                                     (26,838,903)      (33,007,938)
                 Class B                                                                     (16,821,329)      (20,225,769)
                 Class C                                                                     (11,397,197)       (6,030,923)
                 Class I                                                                     (11,356,412)      (11,605,740)
                 Class R                                                                            (205)                --
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders           (66,414,046)      (70,870,370)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

               Net increase in net assets derived from beneficial interest transactions       105,163,018       570,270,612
                                                                                          ---------------   ---------------

Net Assets

               Total increase in net assets                                                    76,885,636       625,912,617
               Beginning of year                                                            2,113,116,443     1,487,203,826
                                                                                          ---------------   ---------------
               End of year*                                                               $ 2,190,002,079   $ 2,113,116,443
                                                                                          ===============   ===============
                 *Accumulated distributions in excess of investment income--net           $   (1,170,818)                --
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Financial Highlights
The following per share data and ratios have been derived                              Class A++
from information provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    10.25   $     9.95   $     9.44   $     9.36   $     9.79
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                               .32          .43          .55          .56          .53
               Realized and unrealized gain (loss) on
               investments--net                                   (.12)          .30          .51          .08        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .20          .73         1.06          .64          .10
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.32)        (.43)        (.55)        (.56)        (.53)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    10.13   $    10.25   $     9.95   $     9.44   $     9.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 1.93%        7.54%       11.49%        7.08%         .98%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                            .95%         .97%        1.00%        1.00%         .95%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             3.09%        4.30%        5.59%        5.99%        5.47%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  855,543   $  819,410   $  729,136   $  720,311   $  795,813
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               428.59%      426.77%      199.30%       37.28%       58.16%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

++"Effective April 14, 2003, Class D Shares were redesignated Class
A Shares."

See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Financial Highlights (continued)
The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    10.26   $     9.95   $     9.44   $     9.36   $     9.79
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                               .26          .38          .50          .51          .48
               Realized and unrealized gain (loss)
               on investments--net                                (.13)          .31          .51          .08        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .13          .69         1.01          .59          .05
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.26)        (.38)        (.50)        (.51)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    10.13   $    10.26   $     9.95   $     9.44   $     9.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 1.40%        6.99%       10.91%        6.53%         .46%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.47%        1.49%        1.52%        1.52%        1.46%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             2.58%        3.76%        5.07%        5.47%        4.95%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  591,435   $  613,282   $  466,432   $  405,846   $  571,969
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               428.59%      426.77%      199.30%       37.28%       58.16%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Financial Highlights (continued)
The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    10.25   $     9.95   $     9.44   $     9.36   $     9.79
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                               .26          .37          .49          .51          .48
               Realized and unrealized gain (loss)
               on investments--net                                (.12)          .30          .51          .08        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .14          .67         1.00          .59          .05
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.26)        (.37)        (.49)        (.51)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    10.13   $    10.25   $     9.95   $     9.44   $     9.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 1.35%        6.94%       10.86%        6.47%         .41%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.52%        1.54%        1.57%        1.57%        1.51%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             2.52%        3.40%        5.00%        5.43%        4.90%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  414,539   $  384,119   $   56,706   $   30,593   $   46,614
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               428.59%      426.77%      199.30%       37.28%       58.16%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003


Financial Highlights (continued)
The following per share data and ratios have been derived                              Class I++
from information provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    10.26   $     9.95   $     9.44   $     9.37   $     9.80
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                               .34          .46          .57          .58          .55
               Realized and unrealized gain (loss)
               on investments--net                                (.13)          .31          .51          .07        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .21          .77         1.08          .65          .12
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.34)        (.46)        (.57)        (.58)        (.55)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    10.13   $    10.26   $     9.95   $     9.44   $     9.37
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 2.08%        7.91%       11.77%        7.23%        1.24%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                            .70%         .72%         .75%         .75%         .70%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             3.34%        4.53%        5.84%        6.23%        5.71%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  328,408   $  296,305   $  234,930   $  192,119   $  212,131
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               428.59%      426.77%      199.30%       37.28%       58.16%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

++"Effective April 14, 2003, Class A Shares were redesignated Class
I Shares."

See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Financial Highlights (concluded)
                                                                                                               Class R

The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                                    January 3, 2003++
                                                                                                            to August 31,
Increase (Decrease) in Net Asset Value:                                                                          2003
Per Share Operating Performance

               Net asset value, beginning of period                                                              $    10.31
                                                                                                                 ----------
               Investment income--net                                                                                   .24
               Realized and unrealized loss on investments--net                                                       (.19)
                                                                                                                 ----------
Total from investment operations                                                                                        .05
                                                                                                                 ----------
               Less dividends from investment income--net                                                             (.24)
                                                                                                                 ----------
               Net asset value, end of period                                                                    $    10.12
                                                                                                                 ==========

Total Investment Return**

               Based on net asset value per share                                                                   .44%+++
                                                                                                                 ==========

Ratios to Average Net Assets

               Expenses                                                                                              1.23%*
                                                                                                                 ==========
               Investment income--net                                                                                2.81%*
                                                                                                                 ==========

Supplemental Data

               Net assets, end of period (in thousands)                                                          $       77
                                                                                                                 ==========
               Portfolio turnover                                                                                   428.59%
                                                                                                                 ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch U.S. Government Mortgage Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees. Such valuations and procedures will be reviewed periodically by the Trustees.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specific security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income and extended delivery fees are recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Notes to Financial Statements (continued)


(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $10,577 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of investment income, $109,238,934 between paid-in capital in excess of par and accumulated net realized capital losses and $1,222,663 has been reclassified between accumulated distributions in excess of investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rate:


Portion of Average Daily Value of Net Assets:       Rate

Not exceeding $500 million                         .500%
In excess of $500 million but not
   exceeding $1 billion                            .475%
In excess of $1 billion but not
   exceeding $1.5 billion                          .450%
In excess of $1.5 billion but not
   exceeding $2 billion                            .425%
In excess of $2 billion but not
   exceeding $2.5 billion                          .400%
In excess of $2.5 billion but not
   exceeding $3.5 billion                          .375%
In excess of $3.5 billion but not
   exceeding $5 billion                            .350%
In excess of $5 billion but not
   exceeding $6.5 billion                          .325%
Exceeding $6.5 billion                             .300%



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .50%
Class C                              .25%               .55%
Class R                              .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended August 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                     FAMD             MLPF&S

Class A                           $15,626           $150,199
Class I                           $    74           $    867


For the year ended August 31, 2003, MLPF&S received contingent deferred sales charges of $1,531,054 and $412,116 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $500 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended August 31, 2003, MLIM, LLC received $7,122 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2003, the Fund reimbursed FAM $51,449 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2003 were $10,242,166,759 and $9,904,308,429, respectively.

Net realized gains (losses) for the year ended August 31, 2003 and net unrealized gains (losses) as of August 31, 2003 were as follows:


                                            Realized         Unrealized
                                      Gains (Losses)     Gains (Losses)

Long-term investments                $    15,041,421    $   (5,888,025)
Short-term investments                         5,055                 --
Options purchased                            218,400             95,587
Options written                              281,250             65,572
Swaps                                    (1,222,663)                 --
Financial futures contracts              (5,891,925)          9,193,151
                                     ---------------    ---------------
Total                                $     8,431,538    $     3,466,285
                                     ===============    ===============


As of August 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $5,985,647, of which $19,278,719 related to appreciated securities and $25,264,366 related to depreciated securities. The aggregate cost of investments, including options, at August 31, 2003 for Federal income tax purposes was $3,140,754,945.

Transactions in options written for the year ended August 31, 2003 were as follows:


Call Options                    Number of Contracts/           Premiums
Written                              Notional Amount           Received

Outstanding call options
   written, beginning of year                     --                 --
Options sold                              62,500,000    $     2,723,075
                                     ---------------    ---------------
Outstanding call options
   written, end of year                   62,500,000    $     2,723,075
                                     ===============    ===============



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Notes to Financial Statements (continued)


Put Options                     Number of Contracts/           Premiums
Written                              Notional Amount           Received

Outstanding put options
   written, beginning of year                  8,334                 --
Options sold                              92,500,000    $     3,045,575
Options expired                         (30,003,594)          (281,250)
                                     ---------------    ---------------
Outstanding put options
   written, end of year                   62,504,740    $     2,764,325
                                     ===============    ===============


4. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions was $105,163,018 and $570,270,612 for the years ended August 31, 2003 and August 31, 2002, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended August 31, 2003++                       Shares             Amount

Shares sold                               24,830,194    $   255,763,407
Automatic conversion of shares             3,615,714         37,226,405
Shares resulting from reorganization         596,152          6,095,331
Shares issued to shareholders in
reinvestment of dividends                  1,060,137         10,900,865
                                     ---------------    ---------------
Total issued                              30,102,197        309,986,008
Shares redeemed                         (25,547,897)      (262,751,395)
                                     ---------------    ---------------
Net increase                               4,554,300    $    47,234,613
                                     ===============    ===============

++"Effective April 14, 2003, Class D Shares were redesignated Class
A Shares."



Class A Shares for the Year                                      Dollar
Ended August 31, 2002++                       Shares             Amount

Shares sold                               20,212,614    $   202,939,375
Automatic conversion of shares             4,242,478         42,579,446
Shares issued to shareholders
in reinvestment of dividends               1,401,211         14,032,640
                                     ---------------    ---------------
Total issued                              25,856,303        259,551,461
Shares redeemed                         (19,239,653)      (193,244,943)
                                     ---------------    ---------------
Net increase                               6,616,650    $    66,306,518
                                     ===============    ===============

++"Effective April 14, 2003, Class D Shares were redesignated Class
A Shares."



Class B Shares for the Year                                      Dollar
Ended August 31, 2003                         Shares             Amount

Shares sold                               18,176,359    $   187,220,780
Shares resulting from reorganization       4,826,184         49,346,327
Shares issued to shareholders in
reinvestment of dividends                  1,158,460         11,913,503
                                     ---------------    ---------------
Total issued                              24,161,003        248,480,610
Automatic conversion of shares           (3,615,196)       (37,226,405)
Shares redeemed                         (21,964,595)      (225,788,918)
                                     ---------------    ---------------
Net decrease                             (1,418,788)    $  (14,534,713)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended August 31, 2002                         Shares             Amount

Shares sold                               31,093,475    $   312,870,794
Shares issued to shareholders
in reinvestment of dividends               1,334,120         13,361,729
                                     ---------------    ---------------
Total issued                              32,427,595        326,232,523
Automatic conversion of shares           (4,242,478)       (42,579,446)
Shares redeemed                         (15,266,335)      (153,149,838)
                                     ---------------    ---------------
Net increase                              12,918,782    $   130,503,239
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2003                         Shares             Amount

Shares sold                               13,348,468    $   137,411,546
Shares resulting from reorganization       2,032,979         20,784,497
Shares issued to shareholders in
reinvestment of dividends                    784,713          8,069,165
                                     ---------------    ---------------
Total issued                              16,166,160        166,265,208
Shares redeemed                         (12,700,515)      (130,461,166)
                                     ---------------    ---------------
Net increase                               3,465,645    $    35,804,042
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2002                         Shares             Amount

Shares sold                               36,241,942    $   365,105,905
Shares issued to shareholders in
reinvestment of dividends                    396,331          3,980,543
                                     ---------------    ---------------
Total issued                              36,638,273        369,086,448
Shares redeemed                          (4,878,224)       (49,036,615)
                                     ---------------    ---------------
Net increase                              31,760,049    $   320,049,833
                                     ===============    ===============



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Notes to Financial Statements (concluded)



Class I Shares for the Year                                      Dollar
Ended August 31, 2003++                       Shares             Amount

Shares sold                               17,831,397    $   183,727,174
Shares resulting from reorganization         519,193          5,310,013
Shares issued to shareholders in
reinvestment of dividends                     73,598            757,179
                                     ---------------    ---------------
Total issued                              18,424,188        189,794,366
Shares redeemed                         (14,900,196)      (153,212,760)
                                     ---------------    ---------------
Net increase                               3,523,992    $    36,581,606
                                     ===============    ===============

++"Effective April 14, 2003, Class A Shares were redesignated Class
I Shares."



Class I Shares for the Year                                      Dollar
Ended August 31, 2002++                       Shares             Amount

Shares sold                               17,379,563    $   174,841,269
Shares issued to shareholders in
reinvestment of dividends                    112,848          1,130,075
                                     ---------------    ---------------
Total issued                              17,492,411        175,971,344
Shares redeemed                         (12,214,134)      (122,560,322)
                                     ---------------    ---------------
Net increase                               5,278,277    $    53,411,022
                                     ===============    ===============

++"Effective April 14, 2003, Class A Shares were redesignated Class
I Shares."



Class R Shares for the
Period January 3, 2003++                                         Dollar
to August 31, 2003                            Shares             Amount

Shares sold                                    7,588    $        77,337
Shares issued to shareholders in
reinvestment of dividends                         13                133
                                     ---------------    ---------------
Net increase                                   7,601    $        77,470
                                     ===============    ===============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended August 31, 2003.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2003 and August 31, 2002 was as follows:


                                           8/31/2003          8/31/2002
Distributions paid from:
   Ordinary income                   $    66,414,046    $    70,870,370
                                     ---------------    ---------------
Total taxable distributions          $    66,414,046    $    70,870,370
                                     ===============    ===============


As of August 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $            --
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                    --
Capital loss carryforward                                 (25,195,353)*
Unrealized losses--net                                   (10,769,782)**
                                                        ---------------
Total accumulated losses--net                           $  (35,965,135)
                                                        ===============

*On August 31, 2003, the Fund had a net capital loss carryforward of $25,195,353, of which $16,732,658 expires in 2004, $4,697,041 expires in 2008 and $3,765,654 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.


7. Acquisition of Mercury U.S. Government Securities Fund:
On October 21, 2002, the Fund acquired all of the net assets of Mercury U.S. Government Securities Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 7,632,157 shares of common stock of Mercury U.S. Government Securities Fund for 7,974,508 shares of common stock of the Fund. Mercury U.S. Government Securities Fund's net assets on that date of $81,536,168, including $2,022,330 of net unrealized appreciation and $331,332 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $2,283,359,445.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Independent Auditors' Report


To the Shareholders and Board of Trustees of Merrill Lynch U.S. Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Government Mortgage Fund as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch U.S. Government Mortgage Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
October 24, 2003




MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Officers and Trustees (unaudited)
                                                                                            Number of
                                                                                            Portfolios in   Other Public
                      Position(s)   Length                                                  Fund Complex    Directorships
                      Held          Of Time                                                 Overseen by     Held by
Name, Address & Age   with Fund     Served    Principal Occupation(s) During Past 5 Years   Trustee         Trustee
Interested Trustee


Terry K. Glenn*       President     1999 to   President and Chairman of Merrill Lynch       122 Funds       None
P.O. Box 9011         and           present   Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,            Trustee       and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1984 to   Funds since 1999; Chairman (Americas Region)
Age: 62                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Trustee's term is unlimited.
Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.




Independent Trustees*


James H. Bodurtha     Trustee       2002 to   Director, The China Business Group, Inc.      40 Funds        None
P.O. Box 9095                       present   since 1996, and Executive Vice President      59 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman,
NJ 08543-9095                                 Berkshire Holding Corporation since 1980;
Age: 59                                       Partner, Squire, Sanders & Dempsey from
                                              1980 to 1993.


Joe Grills            Trustee       1994 to   Member of the Committee of Investment of      40 Funds        Kimco Realty
P.O. Box 9095                       present   Employee Benefit Assets of the Association    59 Portfolios   Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986 and its Chairman from 1991 to 1992;
Age: 68                                       Member of the Investment Advisory Committees
                                              of the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director, Duke Management Company since
                                              1992 and Vice Chairman thereof since 1998;
                                              Director LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation
                                              since 1997; Member of the Investment
                                              Advisory Committee of the Virginia
                                              Retirement System since 1998 and Vice
                                              Chairman thereof since 2002; Director,
                                              Montpelier Foundation since 1998 and Vice
                                              Chairman thereof since 2000; Member of
                                              the Investment Committee of the Woodberry
                                              Forest School since 2000; Member of the
                                              Investment Committee of the National Trust
                                              for Historic Preservation since 2000.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Officers and Trustees (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in   Other Public
                      Position(s)   Length                                                  Fund Complex    Directorships
                      Held          Of Time                                                 Overseen by     Held by
Name, Address & Age   with Fund     Served    Principal Occupation(s) During Past 5 Years   Trustee         Trustee
Independent Trustees* (concluded)


Herbert I. London     Trustee       2002 to   John M. Olin Professor of Humanities, New     40 Funds        None
P.O. Box 9095                       present   York University since 1993 and Professor      59 Portfolios
Princeton,                                    thereof since 1980; President of Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 64                                       since 1980.


Andre F. Perold       Trustee       2002 to   George Gund Professor of Finance and          40 Funds        None
P.O. Box 9095                       present   Banking, Harvard Business School since        59 Portfolios
Princeton,                                    2000 and a member of the faculty since
NJ 08543-9095                                 1979; Director and Chairman of the
Age: 51                                       Board, UNX, Inc. since 2003; Director,
                                              Sanlam Limited and Sanlam Life since
                                              2001; Director, Genbel Securities
                                              and Gensec Bank since 1999; Director,
                                              Stockback.com from 2002 to 2002; Trustee
                                              of Commonfund from 1989 to 2001; Director,
                                              Bulldogresearch.com from 2000 to 2001;
                                              Director, Sanlam Investment Management
                                              from 1999 to 2001; Director, Quantec
                                              Limited from 1991 to 1999.


Roberta Cooper Ramo   Trustee       2002 to   Shareholder, Modrall, Sperling, Roehl,        40 Funds        None
P.O. Box 9095                       present   Harris & Sisk, P.A. since 1993; Director      59 Portfolios
Princeton,                                    of Cooper's, Inc. since 1999 and
NJ 08543-9095                                 Chairman of the Board since 2000;
Age: 61                                       Director of ECMC, Inc. since 2001.


Robert S. Salomon, Jr.  Trustee     1996 to   Principal of STI Management since 1994;       40 Funds        None
P.O. Box 9095                       present   Regular columnist with Forbes Magazine        59 Portfolios
Princeton,                                    from 1992 to 2001; Trustee of Commonfund
NJ 08543-9095                                 from 1980 to 2001; Director of Rye Country
Age: 66                                       Day School since 2001.


Stephen B. Swensrud   Trustee       1984 to   Chairman, Fernwood Advisors (investment       41 Funds        None
P.O. Box 9095                       present   adviser) since 1996; Principal of Fernwood    60 Portfolios
Princeton,                                    Associates (financial consultant) since
NJ 08543-9095                                 1975; Chairman of RPP Corporation since
Age: 70                                       1978; Director, International Mobile
                                              Communications, Inc. since 1998.


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003



Officers and Trustees (unaudited)(concluded)
                      Position(s)   Length
                      Held          Of Time
Name, Address & Age   with Fund     Served*   Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke       Vice          1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011         President     present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,            and           and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011         Treasurer     1999 to   since 1990.
Age: 43                             present


Frank Viola           Vice          2002 to   Managing Director of MLIM since 2002; Director (Global Fixed Income) of
P.O. Box 9011         President     present   MLIM from 2000 to 2002; Vice President of MLIM from 1996 to 2000.
Princeton,
NJ 08543-9011
Age: 38


Teresa L. Giacino     Vice          2002 to   Vice President (Global Fixed Income) of MLIM since 1992.
P.O. Box 9011         President     present
Princeton,
NJ 08543-9011
Age: 41


Bradley J. Lucido     Secretary     2001 to   Director of MLIM since 2002; Vice President (Legal Advisory) of MLIM from
P.O. Box 9011                       present   1999 to 2002 and Attorney thereof since 1995.
Princeton,
NJ 08543-9011
Age: 37


*Officers of the Fund serve at the pleasure of the Board of Trustees.



Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold,
(3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. Government Mortgage Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. Government Mortgage Fund, Inc.


Date: October 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. Government Mortgage Fund, Inc.


Date: October 24, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. Government Mortgage Fund, Inc.


Date: October 24, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.